UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): April 30, 2012

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	20-4947667
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1502 17th Street SE
Pipestone, MN	56164
(Address of principal executive offices)	(Zip code)

507.777.4310
(Registrant’s telephone number including area code)

996 190th Avenue
Woodstock, MN 56186
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL WIND, INC.

TABLE OF CONTENTS

Page

Item 1.01	Entry into a Material Definitive Agreement	2

Item 2.01	Completion of Acquisition or Disposition of Assets	3

Item 8.01	Other Information	4

Item 9.01	Exhibits	4

Forward-Looking Statements

This report includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including statements that reflect Juhl Wind’s current expectations about its future results, performance, prospects and opportunities. Juhl Wind has tried to identify these forward-looking statements by using words and phrases such as “may,” “will,” “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plan,” “should,” “typical,” “preliminary,” “hope,” or similar expressions. These forward-looking statements are based on information currently available to Juhl Wind and are subject to a number of risks, uncertainties and other factors that could cause Juhl Wind’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements and specifically those statements referring to the projects mentioned herein.  New projects are subject to large, third party risks that may not be in control of Juhl Wind including the timing of funding and actual construction. Revenue estimates for all wind farms owned and operated by Juhl Wind Inc. are subject to variations due to turbine availability, actual wind available on an annual basis and other operating risks outlined in company filings.  These risks are described from time to time in Juhl Wind’s SEC filings; and such factors as incorporated by reference.

 Item 1.01                      Entry into a Material Agreement

Entry into Purchase Agreement

On April 30, 2012 (the “Closing Date”), the Juhl Wind, Inc., a Delaware corporation (the “Company”) became the sole equity owner in Power Engineers Collaborative, L.L.C., an Illinois limited liability company (“PEC”), which provides engineering services to clients in the energy, industry and building systems markets.  The Company entered into a unit purchase agreement (the “Purchase Agreement”) for the purchase of one-hundred (100) membership units of PEC (the “Units”), which represents 100% of the membership equity interests, from three individual owners, George Shibayama, Matt Brown and Bryan Eskra (collectively the “Sellers”) for the purchase price as described below.

Pursuant to the Purchase Agreement, the Company purchased the Units from the Sellers, in a private sale exempt from registration under Section 4(1) of the Securities Act of 1933. The initial portion of the  “Purchase Price” consists of the following: (i) cash in the amount of $750,000.00 (which shall be allocated to Sellers in proportion of their respective holdings of the Units)(the “Cash Payment”), and (ii) options to purchase shares of common stock of the Company (“Options”) under the Company’s 2008 Stock Incentive Plan as follows: 100,000 Options to Sellers and 150,000 Options to employees of PEC as designated by Sellers, which Options shall have a strike price of the price of the common stock of the Company quoted on the OTC bulletin board as of the Closing Date, and shall expire no sooner than five (5) years following the Closing Date.  The Cash Payment is subject to a post-closing adjustment based on PEC’s balance sheet prepared as of the Closing Date, with respect to the actual capital account, reflecting total member equity at the time of closing of the Purchase Agreement.

Additionally, Sellers shall have the opportunity to receive additional consideration as part of the Purchase Price as follows: (y) an additional cash amount of $250,000, and (z) 500,000 shares of common stock of the Company, contingent upon PEC meeting certain performance targets for earnings, as described more fully in the Purchase Agreement.

As a condition to the Purchase Agreement, the Sellers entered into the following agreements:

Employment Agreements
Certain employees of PEC, including each of the Sellers, entered into employment agreements with the Company on terms substantially similar to those under which such employees are currently engaged with PEC.

Stockholder Agreement (Transfer Restrictions on Company Stock)
Sellers executed a Company Stockholder Agreement to Restrictions on Transfer of Stock (the “Stockholder Agreement”), in which Sellers are required to become subject to in connection with the acquisition of Company’s Stock.  As part of the Stockholder Agreement, the Sellers agree to certain customary trade restrictions tied to price and volume.  Further, the Stockholder Agreement provides that so long as each Seller is employed by the Company, such Seller shall provide a proxy for the purpose of voting their shares of common stock in the election of directors.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full Purchase Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets

The Purchase Transaction

On April 30, 2012, the Company acquired 100% of the membership equity interests in PEC from the Sellers in a private sale transaction, for a purchase price, the initial portion of which, consists of the following: (i) cash in the amount of $750,000.00 (which shall be allocated to Sellers in proportion of their respective holdings of the Units), and (ii) options to purchase shares of common stock of the Company (“Options”) as follows: 100,000 Options to Sellers and 150,000 Options to employees of PEC as selected by Sellers (as described in Item 1.01).

The Purchase Price includes the acquisition of PEC’s working capital of $300,000, property and equipment, contract backlog, customer relationships and other intangibles. The proceeds from accounts receivable and work-in-progress that existed at the purchase date will be attributed to the Sellers net of any uncollectible amounts, with the exception of the minimum working capital amount of $300,000.  The Company received industry standard indemnification and representations for pre-acquisition obligations that were not disclosed at the purchase date.

Power Engineers Collaborative

At the time of acquisition, PEC is an Illinois limited liability company.  PEC is a Midwest engineering firm, which provides engineering services to clients in the energy, industry, and building systems markets.  The core business of PEC focuses on assisting clients with site selection, environmental permitting, equipment studies, financing, preparation of contract document, bid evaluation, contract award, preparation of detailed construction documents, design of auxiliary facilities, engineering services during construction, and training of operating and maintenance personnel.

Characterization of Acquisition of PEC

The Company has determined the acquisition of PEC by the Company is a reportable acquisition under Item 2.01, but it does not meet the thresholds under the significant acquisition testing under Regulation S-X that would require the presentation of financial statements and pro forma information under Item 9.01 hereof.

Following the acquisition, PEC is now a wholly-owned subsidiary of the Company.

The disclosure set forth under Item 1.01 of this Current Report is incorporated herein in its entirety by reference.

Item 8.01                      Other Information

On May 3, 2012, the Company issued a press release concerning the acquisition of PEC.

A copy of the press release concerning the acquisition of PEC is attached hereto as Exhibit 99.1.

The information in Item 8.01 of this Report, including the information contained in Exhibit 99.1, shall be deemed "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
10.1	Unit Purchase Agreement, dated as of April 30, 2012 between Juhl Wind, Inc. and George Shibayama, Matt Brown and Bryan Eskra (collectively the “Sellers”)(excluding exhibits)
99.1	Press Release, dated May 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2012	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President

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